OAKWOOD MORTGAGE INVESTORS, INC. 2002-B                                                                        REPORT DATE: 10/07/02
OAKWOOD ACCEPTANCE CORPORATION, LLC.- SERVICER                                                                 POOL REPORT #5
REMITTANCE REPORT                                                                                              Page 1 of 7
REPORTING MONTH:                  30-Sep-2002


                                    Scheduled Principal Balance of Contracts
-----------------------------------------------------------------------------------------------------------------
  Beginning                                                                                       Ending
  Principal            Scheduled         Prepaid              Liquidated                         Principal
   Balance             Principal        Principal              Principal        Pre-Funding       Balance
-----------------------------------------------------------------------------------------------------------------

   242,879,475.33    (391,086.80)         (790,006.12)          (24,921.69)             0.00     241,673,460.72
=================================================================================================================


     Scheduled                          Scheduled                                                       Amount
       Gross          Servicing         Pass Thru            Liquidation        Unrecoverable       Available for
      Interest           Fee             Interest              Proceeds            Advances          Distribution
-----------------------------------------------------------------------------------------------------------------


   2,295,994.62       202,399.56        2,093,595.06           9,976.48           (54,336.53)       3,432,727.49
=================================================================================================================


                                      Prefunding Account
----------------------------------------------------------------------------------------------------
        Beginning                       Distribution to          Distribution to         Ending
         balance         Deposit            Seller             Certificateholders        balance
----------------------------------------------------------------------------------------------------

          0.00            0.00               0.00                     0.00                0.00
====================================================================================================

                                               Certificate Account
---------------------------------------------------------------------------------------------------------------
                                Deposits
  Beginning        -----------------------------------                         Investment          Ending
   Balance             Principal        Interest           Distributions        Interest           Balance
---------------------------------------------------------------------------------------------------------------

       976,509.50   1,200,813.16         2,267,813.17        (3,762,428.70)           535.34         683,242.47
===============================================================================================================

                                         P&I Advances at Distribution Date
                    -------------------------------------------------------------------------
                       Beginning          (Recovered)          Current             Ending
                       Balance             (Advances)         Advances             Balance
                    -------------------------------------------------------------------------

                         1,222,882.00      1,222,882.00       1,426,202.45       1,426,202.45
                    =========================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2002-B                                                                      REPORT DATE: 10/07/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. - SERVICER                                                              POOL REPORT #5
REMITTANCE REPORT                                                                                            Page 2 of 7
REPORTING MONTH:                                                   30-Sep-2002


Class B Crossover Test                                                                                            Test Met?
-----------------------------------------------------------------------------------                          -----------------------

(a) Distribution date on or after December 2006                                                                      N

(b) Average 60 day Delinquency rate (less than)       7.0%                                                           Y




(c) Cumulative losses do not exceed the following

percent of the intitial principal balance of all Certificates
                  Distribution Date

                Dec 2006 - May 2008                  8.50%                                                           NA
                June 2008 - May 2009                 9.75                                                            NA
                June 2009 - Nov 2011                12.75%                                                           NA
                Dec 2011 and thereafter             14.50%                                                           NA


(d) Current realized loss ratio (less than)          4.00%                                                           Y

(e) Does subordinated cert. percentage equal or
    exceed                                         62.701%
    of stated scheduled pool balance

           Beginning M balances                                                          42,324,000.00
           Beginning B balances                                                          26,141,000.00
           Overcollateralization                                                         16,080,484.99
                                                                                    -------------------
                                                                                         84,545,484.99
           Divided by beginning pool
           balance                                                                      242,879,475.33
                                                                                    -------------------
                                                                                                34.810%              N
                                                                                    ===================

  Average 60 day delinquency ratio:


                             Over 60s        Pool Balance               %
                           -----------------------------------------------------
  Current Mo                 5,712,253.22     241,673,460.72          2.36%
  1st Preceding Mo           3,588,092.12     242,879,475.33          1.48%
  2nd Preceding Mo           1,600,107.43     244,331,523.17          0.65%
                                                  Divided by             3
                                                                 ---------------
                                                                      1.50%
                                                                 ===============

 Cumulative loss ratio:

                        Cumulative losses          14,945.21
                                          ------------------
 Divided by Initial Certificate Principal     248,966,403.22         0.006%
 Principal                                                       ===============




 Current realized loss ratio:

                              Liquidation           Pool
                                Losses            Balance
                        ------------------------------------
 Current Mo                     14,945.21     242,879,475.33
 1st Preceding Mo                    0.00     244,331,523.17
 2nd Preceding Mo                    0.00     245,984,357.87
                        ------------------------------------
                                14,945.21     244,398,452.12
                                                                     0.024%
                                                                ================

OAKWOOD MORTGAGE INVESTORS, INC. 2002-B                                                                REPORT DATE: 10/07/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER                                                       POOL REPORT #5
REMITTANCE REPORT                                                                                      Page 3 of 7
REPORTING MONTH:                                              30-Sep-2002

                                                                            Delinquency Analysis
------------------------------------------------------------------------------------------------------------------------------------
                                               31 to 59 days            60 to 89 days        90 to 119 days        120 to 149 days
                                           ----------------------  ---------------------  --------------------   -------------------
                  No. of  Principal                 Principal              Principal             Principal              Principal
                  Loans    Balance            #      Balance         #      Balance         #     Balance          #     Balance
                --------------------------------------------------------------------------------------------------------------------
Excluding Repos    5,858  239,622,294.01      114    3,961,125.54     52    2,083,814.37     24   1,135,037.38       9    321,355.64

          Repos       68    2,051,166.71        1       18,967.98     14      428,629.68     25     729,686.52      16    464,277.59
                --------------------------------------------------------------------------------------------------------------------

          Total    5,926  241,673,460.72      115    3,980,093.52     66    2,512,444.05     49   1,864,723.90      25    785,633.23
                ====================================================================================================================

                                                                                Excluding Repos 90 days & Over:     37  1,596,240.12
                                                                                                               =====================

------------------------------------------------------------------------------------------------------------------------------------
                       150 to 179 days         180 to 209 days      210 days and Over        Total Delinq.
                    ----------------------  ---------------------  --------------------   -------------------
                               Principal              Principal             Principal              Principal
                        #       Balance         #      Balance         #     Balance          #     Balance
                    -----------------------------------------------------------------------------------------
Excluding Repos         4     139,847.10      0            0.00      0           0.00     203  7,641,180.03

          Repos        11     399,994.12      1        9,610.82      0           0.00      68  2,051,166.71
                ---------------------------------------------------------------------------------------------

          Total        15     539,841.22      1        9,610.82      0           0.00     271  9,692,346.74
                =============================================================================================

                    Repos 90 days & Over:    53    1,603,569.05                           4.6%         4.01%
                                         ======================                         ===================



                                                     Repossession Analysis
                  -----------------------------------------------------------------------------------------
                      Active Repos               Reversal           Current Month
                      Outstanding             (Redemption)              Repos             Cumulative Repos
                  -----------------------------------------------------------------------------------------
                           Principal              Principal             Principal              Principal
                     #      Balance         #      Balance         #     Balance          #     Balance
-----------------------------------------------------------------------------------------------------------
                       68   2,051,166.71      0            0.00     50   1,513,084.41      69  2,076,385.1

OAKWOOD MORTGAGE INVESTORS, INC. 2002-B                                                       REPORT DATE:  10/07/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER                                              POOL REPORT #5
REMITTANCE REPORT
REPORTING MONTH:                                        30-Sep-2002                           Page 4 of 7

REPOSSESSION LIQUIDATION REPORT


                                                         Liquidated
     Account                      Customer               Principal             Sales          Insur.          Total
     Number                         Name                  Balance             Proceeds        Refunds        Proceeds
------------------------------------------------------------------------------------------------------------------------
     2592095              JOHN L MORRIS JR                 24,921.69         22,900.00          0.00        22,900.00
                                                                                                                 0.00
                                                                                                                 0.00
                                                                                                                 0.00
                                                                                                                 0.00
                                                                                                                 0.00
                                                                                                                 0.00
                                                                                                                 0.00
                                                                                                                 0.00
                                                                                                                 0.00
                                                                                                                 0.00
                                                                                                                 0.00
                                                                                                                 0.00
                                                                                                                 0.00
                                                                                                                 0.00
                                                                                                                 0.00
                                                                                                                 0.00
                                                                                                                 0.00
                                                                                                                 0.00
                                                                                                                 0.00
                                                                                                                 0.00
                                                                                                                 0.00
                                                                                                                 0.00
                                                                                                                 0.00
                                                                                                                 0.00
                                                                                                                 0.00
                                                                                                                 0.00
                                                                                                                 0.00
                                                                                                                 0.00
                                                                                                                 0.00
                                                                                                                 0.00
                                                                                                                 0.00
                                                                                                                 0.00
                                                                                                                 0.00
                                                                                                                 0.00
                                                                                                                 0.00
                                                                                                                 0.00
                                                                                                                 0.00
                                                                                                                 0.00
                                                                                                                 0.00
                                                                                                                 0.00

                    Net                                                     Net              Current
Repossession    Liquidation     Unrecov.         FHA Insurance           Pass Thru          Period Net         Cumulative
  Expenses        Proceeds      Advances           Coverage              Proceeds           Gain/(Loss)        Gain/(Loss)
---------------------------------------------------------------------------------------------------------------------------
  11,206.00       11,694.00      1,717.52                0.00            9,976.48           (14,945.21)
                       0.00                                                  0.00                 0.00
                       0.00                                                  0.00                 0.00
                       0.00                                                  0.00                 0.00
                       0.00                                                  0.00                 0.00
                       0.00                                                  0.00                 0.00
                       0.00                                                  0.00                 0.00
                       0.00                                                  0.00                 0.00
                       0.00                                                  0.00                 0.00
                       0.00                                                  0.00                 0.00
                       0.00                                                  0.00                 0.00
                       0.00                                                  0.00                 0.00
                       0.00                                                  0.00                 0.00
                       0.00                                                  0.00                 0.00
                       0.00                                                  0.00                 0.00
                       0.00                                                  0.00                 0.00
                       0.00                                                  0.00                 0.00
                       0.00                                                  0.00                 0.00
                       0.00                                                  0.00                 0.00
                       0.00                                                  0.00                 0.00
                       0.00                                                  0.00                 0.00
                       0.00                                                  0.00                 0.00
                       0.00                                                  0.00                 0.00
                       0.00                                                  0.00                 0.00
                       0.00                                                  0.00                 0.00
                       0.00                                                  0.00                 0.00
                       0.00                                                  0.00                 0.00
                       0.00                                                  0.00                 0.00
                       0.00                                                  0.00                 0.00
                       0.00                                                  0.00                 0.00
                       0.00                                                  0.00                 0.00
                       0.00                                                  0.00                 0.00
                       0.00                                                  0.00                 0.00
                       0.00                                                  0.00                 0.00
                       0.00                                                  0.00                 0.00
                       0.00                                                  0.00                 0.00
                       0.00                                                  0.00                 0.00
                       0.00                                                  0.00                 0.00
                       0.00                                                  0.00                 0.00
                       0.00                                                  0.00                 0.00
                       0.00                                                  0.00                 0.00

OAKWOOD MORTGAGE INVESTORS, INC. 2002-B                                         REPORT DATE:   10/07/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER                                POOL REPORT # 5
REMITTANCE REPORT
REPORTING MONTH:                                       30-Sep-2002              Page 5 of 7

REPOSSESSION LIQUIDATION REPORT


                        Liquidated                                                  Net
     Account  Customer  Principal     Sales    Insur.     Total    Repossession Liquidation     Unrecov.
     Number     Name     Balance     Proceeds  Refunds   Proceeds    Expenses     Proceeds      Advances
----------------------------------------------------------------------------------------------------------
                                                             0.00                     0.00
                                                             0.00                     0.00
                                                             0.00                     0.00
                                                             0.00                     0.00
                                                             0.00                     0.00
                                                             0.00                     0.00
                                                             0.00                     0.00
                                                             0.00                     0.00
                                                             0.00                     0.00
                                                             0.00                     0.00
                                                             0.00                     0.00
                                                             0.00                     0.00
                                                             0.00                     0.00
                                                             0.00                     0.00
                                                             0.00                     0.00
                                                             0.00                     0.00
                        ----------------------------------------------------------------------------------
                         24,921.69  22,900.00    0.00   22,900.00   11,206.00    11,694.00       1,717.52
                        ==================================================================================


                                          Net          Current
                        FHA Insurance  Pass Thru     Period Net   Cumulative
                          Coverage     Proceeds     Gain/(Loss)   Gain/(Loss)
                        -----------------------------------------------------
                                           0.00           0.00
                                           0.00           0.00
                                           0.00           0.00
                                           0.00           0.00
                                           0.00           0.00
                                           0.00           0.00
                                           0.00           0.00
                                           0.00           0.00
                                           0.00           0.00
                                           0.00           0.00
                                           0.00           0.00
                                           0.00           0.00
                                           0.00           0.00
                                           0.00           0.00
                                           0.00           0.00
                                           0.00           0.00
                        ----------------------------------------
                                0.00   9,976.48     (14,945.21) (14,945.21)
                        =====================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2002-B                                                                 REPORT DATE: 10/07/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. - SERVICER                                                         POOL REPORT #5
REMITTANCE REPORT
REPORTING MONTH:                                                 30-Sep-2002                            Page 6 of 7

CERTIFICATE PRINCIPAL ANALYSIS


                                                               Beginning           Beginning
Senior                                Original Certificate    Certificate     Principal Shortfall  Current Principal     Current
Certificates                                Balance             Balance           Carry-Over              Due         Principal Paid
                                      ----------------------------------------------------------------------------------------------
A-1                                        62,300,000.00       53,827,990.34                          1,206,014.61      1,206,014.61

A-2                                        50,200,000.00       50,200,000.00                                   -                 -

A-3                                        22,500,000.00       22,500,000.00                                   -                 -

A-4                                        31,806,000.00       31,806,000.00                                   -                 -



                                      ----------------------------------------------------------------------------------------------

Total Certificate Principal
       Balance                            166,806,000.00      158,333,990.34             -            1,206,014.61      1,206,014.61
                                      ==============================================================================================


                                                               Beginning          Beginning
Subordinate                           Original Certificate    Certificate     Principal Shortfall  Current Principal     Current
Certificates                                Balance              Balance         Carry-Over               Due         Principal Paid
                                      ----------------------------------------------------------------------------------------------

M-1                                        24,896,000.00         24,896,000.00           -                     -                 -
M-1 Outstanding Writedown                                                  -

M-2                                        17,428,000.00         17,428,000.00           -                     -                 -
M-2 Outstanding Writedown                                                  -

B-1                                        11,826,000.00         11,826,000.00           -                     -                 -
B-1 Outstanding Writedown                                                  -

B-2                                        14,315,000.00         14,315,000.00           -                     -                 -
B-2 Outstanding Writedown                                                  -

Excess Asset Principal Balance             13,695,403.22         16,080,484.99
                                      ----------------------------------------------------------------------------------------------

Total Excluding Writedown Balances         82,160,403.22         84,545,484.99           -                     -                 -
                                      ==============================================================================================

All Certificates Excluding
     Writedown Balances                   248,966,403.22        242,879,475.33           -           1,206,014.61       1,206,014.61
                                      ==============================================================================================


                                                                         Accelerated
                                      Ending Principal                     Principal         Ending                   Principal Paid
Senior                                Shortfall Carry-                   Distribution      Certificate                  Per $1,000
Certificates                                Over                           Amount            Balance      Pool Factor  Denomination
                                      ----------------                 -------------------------------------------------------------
A-1                                                                        625,310.79       51,996,664.94     0.83            29.40

A-2                                                                                         50,200,000.00     1.00              -

A-3                                                                                         22,500,000.00     1.00              -

A-4                                                                                         31,806,000.00     1.00              -



                                      ----------------                 ----------------------------------

Total Certificate Principal
       Balance                                  -                          625,310.79      156,502,664.94
                                      ================                 ==================================


                                                                         Accelerated
Subordinate                           Ending Principal    Current         Principal          Ending                   Principal Paid
Certificates                          Shortfall Carry-   Writedown/      Distribution      Certificate                  Per $1,000
                                            Over          (Writeup)        Amount            Balance      Pool Factor  Denomination
                                      -------------------------------------------------------------------
M-1
M-1 Outstanding Writedown                      -              -                            24,896,000.00      1.00              -
                                                                                                     -
M-2
M-2 Outstanding Writedown                      -              -                            17,428,000.00      1.00              -
                                                                                                     -
B-1
B-1 Outstanding Writedown                      -              -                            11,826,000.00      1.00              -
                                                                                                     -
B-2
B-2 Outstanding Writedown                      -              -                            14,315,000.00      1.00              -
                                                                                                    -

Excess Asset Principal Balance                                             (625,310.79)    16,705,795.78
                                      -------------------------------------------------------------------

Total Excluding Writedown Balances             -              -            (625,310.79)    85,170,795.78
                                      ===================================================================

All Certificates Excluding
     Writedown Balances                        -              -                     -     241,673,460.72
                                      ===================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2002-B                                                REPORT DATE: 10/07/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER                                       POOL REPORT # 5
REMITTANCE REPORT
REPORTING MONTH  30-Sep-2002                                                           Page 7 of 7

CERTIFICATE INTEREST ANALYSIS


                                           Beginning                                             Ending
Senior                                     Carryover            Interest         Interest       Carryover
Certificates                   Coupon       Balance             Accrued            Paid          Balance
                            ----------------------------------------------------------------------------------
 A-1                             2.05313%               -         92,096.55         92,096.55                -

 A-2                                5.19%               -        217,115.00        217,115.00                -

 A-3                                6.06%               -        113,625.00        113,625.00                -

 A-4                                7.09%               -        187,920.45        187,920.45                -

 A-I0                               6.00%               -        296,500.00        296,500.00                -
                                          --------------------------------------------------------------------

 Total                                                  -        907,257.00        907,257.00                -
                                          ====================================================================

                                              Interest
                                              Paid Per
Senior                                         $1,000        Total Class
Certificates                                 Denomination    Distribution
                                           --------------------------------

 A-1                                                 1.48      1,923,421.95

 A-2                                                 4.33        217,115.00

 A-3                                                 5.05        113,625.00

 A-4                                                 5.91        187,920.45

 A-I0                                                            296,500.00
                                                         ------------------

 Total                                                         2,738,582.40
                                                         ==================

                                                             Beginning                                       Ending
 Subordinate                                                 Carryover         Interest      Interest       Carryover
 Certificates                                   Coupon        Balance          Accrued        Paid           Balance
                                              ----------------------------------------------------------------------------

 M-1                                             7.62%               -     158,089.60     158,089.60                -
 Writedown interest                                                  -              -              -                -


 M-2                                             8.50%               -     123,448.33     123,448.33                -
 Writedown interest                                                  -              -              -                -


 B-1                                             8.50%               -      83,767.50      83,767.50                -
 Writedown interest                                                  -              -              -                -

 B-2                                             9.70%               -     115,712.92     115,712.92                -
 Writedown interest                                                  -              -              -                -
 Certificateholders Interest Carryover Amount                        -              -              -                -

 X                                                        2,385,081.77     694,592.53              -     3,079,674.30

 R                                                                   -              -              -                -

 Service fee                                     1.00%               -     202,399.56     202,399.56                -

 Current trustee fees                                                       10,727.18      10,727.18                -
                                                         ---------------------------------------------------------------

 Total                                                    2,385,081.77   1,388,737.62     694,145.09     3,079,674.30
                                                         ===============================================================

 All Certificates                                         2,385,081.77   2,295,994.62   1,601,402.09     3,079,674.30
                                                         ===============================================================


                                                        Interest
                                                        Paid Per
 Subordinate                                            1,000.00          Total Class
 Certificates                                         Denomination        Distribution
                                                  -------------------------------------

 M-1                                                           6.35          158,089.60
 Writedown interest


 M-2                                                           7.08          123,448.33
 Writedown interest


 B-1                                                           7.08           83,767.50
 Writedown interest

 B-2                                                           8.08          115,712.92
 Writedown interest
 Certificateholders Interest Carryover Amount

 X                                                                                    -

 R                                                                                    -

 Service fee                                                                 202,399.56

 Current trustee fees                                                         10,727.18
                                                                    -------------------

 Total                                                                       694,145.09
                                                                    ===================

 All Certificates                                                          3,432,727.49
                                                                    ===================


                      Cumulative X Interest Carryover                      3,079,674.30
                      Cumulative Unrecoverable Advance                       (54,336.53)
                      Cumulative Accelerated Prin. Disb.                  (3,010,392.56)
                                                                   --------------------

                      Cumulative Losses                                       14,945.21
                                                                   ====================